AMENDED AND RESTATED
                                   SCHEDULE A
                                       TO
                          INVESTMENT ADVISORY AGREEMENT
                               DATED JULY 1, 2005
                                     BETWEEN
                                 WT MUTUAL FUND
                                       AND
                      RODNEY SQUARE MANAGEMENT CORPORATION

                             Funds of WT Mutual Fund

                       Wilmington Prime Money Market Fund
                     Wilmington Tax-Exempt Money Market Fund
                  Wilmington U.S. Government Money Market Fund
                  Wilmington Short/ Intermediate-Term Bond Fund
                        Wilmington Broad Market Bond Fund
                         Wilmington Municipal Bond Fund
                     Wilmington Multi-Manager Large-Cap Fund
                       Wilmington Small-Cap Strategy Fund
                   Wilmington Multi-Manager International Fund
                    Wilmington Multi-Manager Real Asset Fund
                        Wilmington Large-Cap Growth Fund
                         Wilmington Large-Cap Value Fund
                         Wilmington Small-Cap Core Fund
                   Wilmington Aggressive Asset Allocation Fund
                    Wilmington Moderate Asset Allocation Fund
                  Wilmington Conservative Asset Allocation Fund
                         Wilmington ETF Allocation Fund


                                     WT MUTUAL FUND

                                       By: /s/ John J. Kelley
                                           -------------------
                                       Name: John J. Kelley
                                       Title: President


                                     RODNEY SQUARE MANAGEMENT CORPORATION

                                       By: /s/ John C. McDonnell
                                           ----------------------
                                       Name: John C. McDonnell
                                       Title: Vice President

Dated:  December 31, 2008

                              AMENDED AND RESTATED
                                   SCHEDULE B
                                       TO
                          INVESTMENT ADVISORY AGREEMENT
                               DATED JULY 1, 2005
                                     BETWEEN
                                 WT MUTUAL FUND
                                       AND
                      RODNEY SQUARE MANAGEMENT CORPORATION

                        Investment Advisory Fee Schedule

                                                           Annual Fee as a Percentage
     Fund                                                  of Average Daily Net Assets ("Assets")
--------------------------------------------------------   -----------------------------------------------------------
     Wilmington Prime Money Market                         0.37% of the first $1 billion in Assets;
                                                           0.33% of the next $500 million in Assets;
                                                           0.30% of the next $500 million in Assets; and
                                                           0.27% of Assets over $2 billion

     Wilmington Tax-Exempt                                 0.37% of the first $1 billion in assets;
                                                           0.33% of the next $500 million in assets;
                                                           0.30% of the next $500 million in assets; and
                                                           0.27% of assets over $2 billion

     Wilmington U.S. Government                            0.37% of the first $1 billion in Assets;
                                                           0.33% of the next $500 million in Assets;
                                                           0.30% of the next $500 million in Assets; and
                                                           0.27% of Assets over $2 billion

     Wilmington Broad Market Bond                          0.35% of the first $1 billion in Assets;
                                                           0.30% of the next $1 billion in Assets; and
                                                           0.25% of Assets over $2 billion

     Wilmington Short/ Intermediate-Term Bond              0.35% of the first $1 billion in of Assets;
                                                           0.30% of the next $1 billion in Assets;
                                                           0.25% of Assets over $2 billion

     Wilmington Municipal Bond                             0.35% of the first $1 billion in Assets;
                                                           0.30% of the next $1 billion in Assets; and
                                                           0.25% of Assets over $2 billion

     Wilmington Multi-Manager Large-Cap                    0.35% of Assets

     Wilmington Small-Cap Strategy                         0.35% of Assets

     Wilmington Multi-Manager International                0.35% of Assets

                                                           Annual Fee as a Percentage
     Fund                                                  of Average Daily Net Assets ("Assets")
--------------------------------------------------------   -----------------------------------------------------------

     Wilmington Multi-Manager Real                         Asset 0.35% on
                                                           Assets; except those
                                                           Assets allocated to
                                                           the
                                                           inflation-protected
                                                           debt securities
                                                           ("TIPS") strategy or
                                                           the Enhanced Cash
                                                           Strategy.

                                                           For assets allocated
                                                           to the TIPS strategy:
                                                           0.42% of the first
                                                           $25 million in Assets
                                                           allocated to the TIPS
                                                           strategy; 0.39% of
                                                           the next $25 million
                                                           in Assets allocated
                                                           to the TIPS strategy;
                                                           and 0.37% of Assets
                                                           over $50 million.

                                                           For assets allocated
                                                           to the Enhanced Cash
                                                           Strategy: 0.43% of
                                                           Assets allocated to
                                                           the Enhanced Cash
                                                           Strategy.

     Wilmington Large-Cap Growth                           0.60% of the first $1 billion in Assets;
                                                           0.55% of the next $1 billion in Assets; and
                                                           0.50% of Assets over $2 billion

     Wilmington Large-Cap Value                            0.60% of the first $1 billion in Assets;
                                                           0.55% of the next $1 billion in Assets; and
                                                           0.50% of Assets over $2 billion

     Wilmington Small-Cap Core                             0.75% of Assets

     Wilmington ETF Allocation                             0.50% of the first $1 billion in Assets;
                                                           0.45% of the next $1 billion in Assets;
                                                           0.40% of Assets over $2 billion.


                                         WT MUTUAL FUND

                                           By: /s/ John J. Kelley
                                               -------------------
                                           Name: John J. Kelley
                                           Title: President


                                         RODNEY SQUARE MANAGEMENT CORPORATION

                                           By: /s/ John C. McDonnell
                                               ----------------------
                                           Name: John C. McDonnell
                                           Title: Vice President


Dated: December 31, 2008